UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2011

Warner Music Group Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

WMG Acquisition Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	333-121322	68-0576630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Co-Registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 13, 2011, Warner Music Group Corp. (the “Company”), of which WMG Acquisition Corp. “WMG Acquisition”) is a wholly-owned subsidiary, announced that WMG Acquisition is commencing a consent solicitation with respect to its 9.50% Senior Secured Notes due 2016 (the “Notes”). A copy of the press release announcing the consent solicitation is attached hereto as Exhibit 99.1.

In the notice of the consent soliciation sent to holders of the Notes, WMG Acquisition disclosed that Access Industries, Inc. has advised the Company that it intends to refinance the Company’s indebtedness other than the Notes with secured and unsecured indebtedness at WMG Holdings Corp. and WMG Acquisition.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit
99.1	Press Release, dated May 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARNER MUSIC GROUP CORP.

BY:	/s/ Paul Robinson Paul Robinson EVP and General Counsel

Date: May 13, 2011

WMG ACQUISITION CORP.

BY:	/s/ Paul Robinson Paul Robinson EVP and General Counsel

Date: May 13, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release, dated May 13, 2011.